POWER OF ATTORNEY
                              MFS Series Trust VII

     The undersigned, Trustees and officers of MFS Series Trust VII (the "Registrant"), hereby severally constitute and appoint Jeffrey L. Shames, Stephen E. Cavan, John W. Ballen, Kevin R. Parke, James O. Yost and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of January, 2002.


JEFFREY L. SHAMES                  Chairman of the Board; Trustee;
---------------------------------  and Principal Executive Officer
Jeffrey L. Shames


JAMES O. YOST                      Principal Financial and Accounting Officer
---------------------------------
James O. Yost


JOHN W. BALLEN                     Trustee
---------------------------------
John W. Ballen


LAWRENCE H. COHN                   Trustee
---------------------------------
Lawrence H. Cohn


SIR J. DAVID GIBBONS               Trustee
---------------------------------
Sir J. David Gibbons



WILLIAM R. GUTOW                   Trustee
---------------------------------
William R. Gutow


J. ATWOOD IVES                     Trustee
---------------------------------
J. Atwood Ives


ABBY M. O'NEILL                    Trustee
---------------------------------
Abby M. O'Neill


KEVIN R. PARKE                     Trustee
---------------------------------
Kevin R. Parke


LAWRENCE T. PERERA                 Trustee
---------------------------------
Lawrence T. Perera


WILLIAM J. POORVU                  Trustee
---------------------------------
William J. Poorvu


J. DALE SHERRATT                   Trustee
---------------------------------
J. Dale Sherratt


ELAINE R. SMITH                    Trustee
---------------------------------
Elaine R. Smith


WARD SMITH                         Trustee
---------------------------------
Ward Smith